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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of report (Date of earliest event reported) March 8, 2005
                                                         ---------------

             CORPORATE PROPERTY ASSOCIATES 16 - GLOBAL INCORPORATED
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Maryland
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                 (State or Other Jurisdiction of Incorporation)

               333-106838                                 80-0067704
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        (Commission File Number)               (IRS Employer Identification No.)


   50 Rockefeller Plaza, New York, NY                       10020
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(Address of Principal Executive Offices)                  (Zip Code)

                                  212-492-1100
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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                            Section 8 - Other Events

Item 8.01.  Other Events.


On March 8, 2005, in accordance with the undertakings given by the Registrant in its Registration Statement on Form S-11 filed on July 3, 2003 (Registration No. 333-106838), which became effective on December 12, 2003, the Registrant filed an amendment to the Registration Statement to deregister all shares of its Common Stock that remain unissued pursuant to the Registrant's primary offering under the Registration Statement. Also registered under the Registration Statement were 50,000,000 shares of the Registrant's Common Stock to be sold pursuant to the Registrant's Distribution Reinvestment and Share Purchase Plan (the "Plan Shares"). The unsold Plan Shares were not deregistered by such amendment, and the Registrant will continue to issue and sell Plan Shares under its Distribution Reinvestment and Share Purchase Plan pursuant to the Registration Statement, as the same may be amended or supplemented from time to time.
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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 CORPORATE PROPERTY ASSOCIATES 16 -
                                 GLOBAL INCORPORATED


                                 By: /s/ John J. Park
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                                     John J. Park, Managing Director and Chief
                                     Financial Officer (Principal Financial
                                     Officer)


Date: March 8, 2005